UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)

Exhibits.  The following exhibit is filed with this report.

Exhibit	Description

99.1	Press Release of Providian Financial Corporation dated April 24, 2003.

Item 9. Regulation FD Disclosure.

The following information required by Item 12 “Results of Operations and Financial Condition” is being provided under Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.

On April 24, 2003, Providian Financial Corporation issued a press release announcing its financial results for the first quarter of 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: April 24, 2003	By:	/s/ Anthony Vuoto
Anthony Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Providian Financial Corporation dated April 24, 2003.